Exhibit 99.2

For Immediate Release

ChoiceOne Financial Services, Inc. Announces Merger with Fentura Financial, Inc.

SPARTA, MI and FENTON, MI July 25, 2024 – ChoiceOne Financial Services, Inc. (NASDAQ: COFS) (“ChoiceOne”), the parent company of ChoiceOne Bank, and Fentura Financial, Inc. (OTCQX: FETM) (“Fentura”), the parent company of The State Bank, today announced the signing of a definitive merger agreement pursuant to which ChoiceOne and Fentura will merge in an all-stock transaction. The agreement was unanimously approved by the boards of directors of both companies.

Once completed, the combination will create the third largest publicly traded bank in Michigan with approximately $4.3 billion in consolidated total assets and 56 offices in Western, Central and Southeastern Michigan. The proposed transaction is expected to close in the first quarter of 2025, subject to the satisfaction of customary closing conditions, including receipt of approval from Fentura and ChoiceOne shareholders and receipt of all necessary regulatory approvals.

Under the terms of the merger agreement, each share of Fentura common stock outstanding immediately prior to completion of the merger will be converted into the right to receive 1.35 shares of ChoiceOne common stock. The proposed transaction is valued at $40.18 per share of Fentura common stock, or approximately $180.4 million in the aggregate, based on the closing price of ChoiceOne’s common stock of $29.76 on July 24, 2024. For additional information about the proposed merger, please see the Investor Presentation – Merger, filed as Exhibit 99.4 to ChoiceOne’s Form 8-K filed on July 25, 2024.

Subject to NASDAQ independence standards and existing corporate governance procedures, upon completion of the proposed transaction, ChoiceOne intends to appoint two members of Fentura’s board to join the holding company board of ChoiceOne, which would be comprised of 15 total directors. Two additional members of Fentura’s board will also be appointed to join the board of ChoiceOne Bank, which would be comprised of 17 total directors.

"We are thrilled to announce the proposed combination of two 125+ year old community banks. Fentura is a well-run institution and a natural geographical extension for ChoiceOne. This transaction will allow ChoiceOne to strengthen its presence in the suburbs of Detroit while adding the markets of Flint and Saginaw. We remain committed to our local Michigan communities, and this transaction will enhance that commitment," said ChoiceOne Chief Executive Officer, Kelly Potes.

“This is an exciting time for our customers, communities, employees and shareholders as we move into the next phase of the combined company’s growth together,” said Jack Hendon, Chairman of ChoiceOne Financial Services, Inc. “Both companies are similar in their culture, rich history, values and commitment to serve their respective customers and communities. The proposed combination will allow us to expand our collective expertise and enhance our product offering to better support our customers.”

“Identifying the right partner with a compatible culture was crucial when we evaluated this proposed transaction,” said Ronald Justice, President & CEO of Fentura. “Fentura and ChoiceOne share remarkably similar cultures and values. Both are robust, growing institutions deeply dedicated to customer service and community engagement. By harnessing these strengths in our proposed combination, along with our complementary products and prominent market positions, we believe we will establish ourselves as one of Michigan's premier community banks. We believe our shareholders will benefit from significantly greater liquidity and an indicated dividend which will be more than three times higher than our current dividend.”

“Combining two thriving banks will enable us to provide a wider array of services and build a deeper bench of expertise within our communities,” said Brian Petty, Chairman of Fentura. “Our combined customer base anticipates outstanding service across various delivery channels. With each bank boasting more than 125 years of dedicated customer service, we aim to establish ourselves as the leading financial institution in our markets.”

Janney Montgomery Scott LLC is serving as financial advisor and Warner Norcross + Judd LLP is serving as legal counsel to ChoiceOne. Hovde Group, LLC is serving as financial advisor and Dickinson Wright PLLC is serving as legal counsel to Fentura.

About ChoiceOne Financial Services, Inc. and ChoiceOne Bank

ChoiceOne Financial Services, Inc. is a financial holding company headquartered in Sparta, Michigan, and the parent corporation of ChoiceOne Bank, Member FDIC. ChoiceOne Bank operates 35 offices in parts of Kent, Ottawa, Muskegon, Newaygo, Lapeer, St. Clair, Macomb, and Oakland counties. ChoiceOne is an approximately $2.6 billion-asset bank holding company making it the eighth largest bank holding company in Michigan based on asset size. ChoiceOne Bank offers insurance and investment products through its subsidiary, ChoiceOne Insurance Agencies, Inc. ChoiceOne Financial Services, Inc. common stock is quoted on the Nasdaq Capital Market under the symbol "COFS." For more information, please visit Investor Relations at ChoiceOne's website choiceone.bank.

About Fentura Financial, Inc. and The State Bank

Fentura Financial, Inc. is the holding company for The State Bank. It was formed in 1987 and is traded on the OTCQX exchange under the symbol “FETM,” and has been recognized as one of the Top 50 performing stocks on that exchange.

The State Bank is a commercial, retail and trust bank headquartered in Fenton, Michigan. It currently operates 20 full-service offices and one loan production center serving Bay, Genesee, Ingham, Livingston, Oakland, Saginaw, and Shiawassee counties. The State Bank believes in the potential of banking to help create better lives, better businesses, and better communities, and works to achieve this through its full array of consumer, mortgage, SBA, commercial and wealth management banking and advisory services, together with philanthropic and volunteer support to organizations and groups within the communities it serves. More information can be found at www.thestatebank.com or www.fentura.com.

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of the federal securities laws relating to the proposed merger of Fentura Financial Corporation (“Fentura”) and ChoiceOne Financial Corporation (“ChoiceOne”) and integration of Fentura with ChoiceOne, the combination of their businesses and projected or pro forma financial information and metrics, and the registered follow-on offering of common stock by ChoiceOne. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectations of ChoiceOne and Fentura and members of their respective directors and senior management teams. Investors and security holders are cautioned that such statements are predictions, are not guarantees of future performance and actual events or results may differ materially. Completion of the proposed merger, expected financial results or other plans are subject to a number of risks and uncertainties.

Additional risks and uncertainties may include, but are not limited to, the risk that expected cost savings, revenue synergies and other financial benefits from the proposed merger may not be realized or take longer than expected to realize, the failure to obtain required regulatory or shareholder approvals, the failure of the closing conditions in the merger agreement to be satisfied or any unexpected delay in closing the proposed transaction.

For further information regarding additional factors that could cause results to differ materially from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Annual Report on Form 10-K for the most recently ended fiscal year of ChoiceOne, as well as the proxy statement/prospectus described below, and other documents subsequently filed by ChoiceOne with the Securities and Exchange Commission. Forward-looking statements are based on information currently available to ChoiceOne and Fentura, and the parties assume no obligation and disclaim any intent to update any such forward-looking statements.

Important Information for Investors and Security Holders

This communication is being made in respect of the proposed merger transaction involving ChoiceOne and Fentura. This material is not a solicitation of any vote or approval of the ChoiceOne or Fentura shareholders and is not a substitute for the proxy statement/prospectus or any other documents that ChoiceOne and Fentura may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. The proposed merger transaction will be submitted to the shareholders of ChoiceOne and Fentura for their consideration. In connection therewith, ChoiceOne intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, which will include the proxy statement of ChoiceOne and Fentura that also will constitute a prospectus of ChoiceOne (the “proxy statement/prospectus”), as well as other relevant documents concerning the proposed transaction. However, such materials are not currently available. The proxy statement/prospectus will be mailed to the shareholders of ChoiceOne and Fentura when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMAENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHOICEONE, FENTURA, THE PROPOSED TRANSACTION

AND RELATED MATTERS. Shareholders are also urged to carefully review and consider ChoiceOne’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors and security holders may obtain free copies of the proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about ChoiceOne or Fentura and/or the proposed transaction, once such documents are filed with the SEC, at the SEC’s website at www.sec.gov. In addition, copies of the documents filed with the SEC by ChoiceOne, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on the ChoiceOne’s website at choiceone.bank under the heading “Investor Relations” or by contacting Adom Greenland, Chief Financial Officer at (616) 887-7366.

Participants in the Solicitation

ChoiceOne, Fentura and certain of their respective directors, executive officers and other members of management and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of ChoiceOne is set forth in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 11, 2024, its annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 13, 2024, and in other documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.